UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 11, 2016

NewMarket Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	1-32190	20-0812170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

330 South 4th Street, Richmond, Virginia		23219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(804) 788-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On August 11, 2016, the Company issued a press release reporting that the Company's Board of Directors had declared a dividend of $1.60 per share of the Company's common stock, payable on October 1, 2016 to the Company's shareholders of record as of September 15, 2016. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release regarding the quarterly dividend issued by the Company on August 11, 2016.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

August 11, 2016	By:	/s/ Brian D. Paliotti

Name: Brian D. Paliotti
Title: Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release regarding the quarterly dividend issued by the Company on August 11, 2016.